SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is November 27, 2024.

For Certain MFS® Funds

Effective immediately, the sub-section entitled "Financial Intermediary Category III" under the main heading entitled "Appendix A - Waivers and Reductions of Sales Charges" is restated in its entirety as follows:

Financial Intermediary Category III

Eligible Accounts: Accounts Investing in Shares of the Fund with Ameriprise Financial Listed as Record Owner and/or Broker of Record and Which Are Maintained at an Omnibus Level by Ameriprise Financial with the Fund

Shareholders purchasing fund shares through an Ameriprise Financial platform or account will be eligible only for the following front-end sales charge waivers (“ISC”) or contingent deferred sales charge (“CDSC”) waivers, as applicable, which may differ from those disclosed elsewhere in the fund’s prospectus or SAI. Shareholders remain eligible for other reductions in front-end sales charges available pursuant to exchange features or volume breakpoints (including Rights of Accumulation (“ROA”) and Letter of Intent (“LOI”) programs) as described elsewhere in the fund's prospectus or SAI.

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
A. Distribution Reinvestment
Shares acquired through dividend or capital gain reinvestment into the same class of the same fund.	√	√
B. Employees/Registered Representatives of Ameriprise Financial
Shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.	√	√

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial financial adviser and/or the adviser’s spouse, adviser’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), adviser’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

	√	√
C. Reinstatement Privilege

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to an ISC or CDSC.

	√	√	√

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For Certain MFS Funds

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class C CDSC
D. Retirement Plans

Shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, or SAR-SEPs.

	√	√
E. Transactions Between Share Classes

Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that the fund's prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply. To the extent that the fund's prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load-waived shares, that waiver will also apply to such exchanges.

	√	√
F. Death or Disability of Owner
Redemptions due to the death or disability of the shareholder.		√	√
G. Systematic Withdrawals
Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.		√	√
H. Benefit Responsive Waivers for Retirement Accounts
Redemptions made in connection with a return of excess contributions from an IRA account.		√	√
Redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.		√	√

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